THIS DEED OF CONVEYANCE, made and entered into this___ day of November, 2007, by and between CONSOLIDATED SERVICES, INC., a Delaware corporation with a mailing address of 2756 N. Green Valley Parkway, Suite 225, Henderson, NV 69014, party of the first part, and SITTER DRILLING, LLC, a Kentucky limited liability company, with a mailing address of 1426 Hidden Timber Drive, Pittsburgh, PA 15220, party of the second part;

WITNESSETH: For and in consideration of the sum of Ten ($10.00) dollars, cash in hand paid, the receipt and sufficiency of which is hereby acknowledged, said party of the first part does hereby sell, grant and convey unto the party of the second part, its successors and assigns forever, 6.25% of the 1/3 undivided interest in the oil and gas on and under the following described property:

A certain tract or parcel of land lying and being in Breathitt County, KY, on the Middle Fork of the Kentucky River, and more particularly bounded as follows:

Beginning at a locust post at Kelly Noble's line; thence following the ridge and fence to the Bowman Branch divide; thence continuing with the Bowman Branch ridge until opposite the gap and drain; thence with same to Buckeye Gut; thence following the drain to Beginning Branch; thence running a straight line to Bowman Branch Ridge from Beginning Branch at the mouth of the creek; thence following the creek to a barn on the North side of Beginning Branch, including all land within the fence around the barn; thence running from the gate straight back to the bottom fence at the foot of the hill; thence running to the South side of creek and following the creek to Kentucky Highway No. 315 to the place of beginning.

There is excepted from -this conveyance a roadway for the use and benefit of James Jett, to travel to and from a bam deeded to him by separate conveyance.

Being the oil and gas interest conveyed unto Consolidated Services, Inc., from Anna L. Jett, widow, by deed dated the ____ day of November 2007, and of record in Deed Book No. ______ at page ______, Office of the Breathitt County Clerk.

TO HAVE AND TO HOLD the same, together with all the .appurtenances thereunto belonging unto the party of the second part, its successors and assigns forever, with Covenants of General Warranty.

IN TESTIMONY WHEREOF witness my signature, the day and date first herein appearing.

CONSOLIDATED SERVICES, INC.

A Delaware corporation

By: /s/ Johnny R. Thomas

Position:  CEO, President

ATTEST:

/s/ SECRETARY

This Instrument prepared by

HERALD & HERALD LAW OFFICES

P.O. BOX 744

JACKSON, KY 41339

STATE OF NEVADA

COUNTY OF CLARK

On this 10th day of November, 2007, personally appeared before me, a Notary Public for the above County and State, Johnny R. Thomas, the CEO, President of CONSOLIDATED SERVICES, INC., a Delaware corporation, who acknowledged the he executed the above Deed on behalf of said corporation.

/s/ NOTARY PUBLIC

My commission expires 06/23/2008

**********

We, CONSOLIDATED SERVICES, INC., a Delaware corporation, Grantor, and SITTER DRILLING, LLC, a Kentucky limited liability company, Grantee, do hereby certify, pursuant to KRS Chapter 382, that the above-stated consideration in the amount of $10.00, is the true, correct and full consideration paid for the property herein conveyed. We further certify our understanding that falsification of the stated consideration or sale price of the property is a Class D felony, subject to one to five years imprisonment and fines up to $10,000.00.

GRANTOR:  CONSOLIDATED SERVICES, INC.

A Delaware corporation

By: /s/ Johnny R. Thomas

Position:  CEO, President

ATTEST:

/s/ SECRETARY

GRANTEE:  SITTER DRILLING, LLC

A Kentucky limited liability company

By: /s/ MANAGING PARTNER

STATE OF NEVADA

COUNTY OF CLARK

Subscribed and sworn to before me by Johnny R. Thomas, whose official position is CEO, President of CONSOLIDATED SERVICES, INC., a Delaware corporation, Grantee, for and on behalf of said CONSOLIDATED SERVICES, INC., a Delaware corporation, by him as its CEO, President, and attested by Helen H. Thomas, Secretary, on this 10th day of November, 2007.

/s/ NOTARY PUBLIC

My commission expires 06/23/2008

**********

STATE OF KENTUCKY

COUNTY OF BREATHITT

Subscribed and sworn to before me by GLENN M. SITTER, Managing Partner of SITTER DRILLING, LLC, a limited liability company, Grantee, for and on behalf of said SITTER DRILLING, LLC, by him as its Managing Partner, and on this ____ day of November, 2007.

/s/ NOTARY PUBLIC

My commission expires ___________________

STATE OF KENTUCKY

COUNTY OF BREATHITT

I, TONY WATTS, Clerk of the aforesaid County Court, certify that the foregoing instrument was, on the ___ day of _______________ 2007, lodged for record; whereupon the same, with the foregoing and this Certificate have been duly recorded in my office in Deed Book at page ______.

Witness my hand this ___ day of _____________, 2007.

TONY WAITS, CLERK

By: ______________________ D.C.